Exhibit 99.2

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (the “Company” or “Simon Property”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”). Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, “Simon Group”) are engaged primarily in the ownership, development and management of retail real estate properties, primarily regional malls, Premium Outlet centers and community/lifestyle centers.

At March 31, 2006, the Company owned or had an interest in 286 properties in the United States containing an aggregate of 201 million square feet of gross leasable area (GLA) in 39 states plus Puerto Rico. The Company also holds interests in 51 European shopping centers in France, Italy and Poland; 5 Premium Outlet centers in Japan; and one Premium Outlet center in Mexico.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2006, for the Company and the Operating Partnership.

Certain statements contained in this Supplemental Package may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to, international, national, regional and local economic climates, competitive market forces, changes in market rental rates, trends in the retail industry, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks associated with acquisitions, the impact of terrorist activities, environmental liabilities, pending litigation, maintenance of REIT status, changes in applicable laws, rules and regulations, changes in market rates of interest and fluctuations in exchange rates of foreign currencies. The reader is directed to the Company’s various filings with the Securities and Exchange Commission for a discussion of such risks and uncertainties. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to:  Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

Results for the next three quarters will be announced according to the following approximate schedule:

Second Quarter 2006	Late July 2006
Third Quarter 2006	Late October 2006
Fourth Quarter 2006	Early February 2007

Stock Information

Simon Property common stock and four issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor’s(1)
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody’s(2)
Senior Unsecured	Baa1	(Positive Outlook)
Preferred Stock	Baa2	(Positive Outlook)

(1)   On March 31, 2006, Standard & Poor’s upgraded its rating on Simon Group’s corporate and senior unsecured debt to A- from BBB+ and upgraded its rating on Simon Group’s preferred stock to BBB+ from BBB.

(2)   On September 28, 2005, Moody’s upgraded its rating on Simon Group’s senior unsecured debt to Baa1 from Baa2 and upgraded its rating on Simon Group’s preferred stock to Baa2 from Baa3.

On April 26, 2006, Moody’s changed its outlook on Simon Group’s senior unsecured debt and preferred stock to Positive from Stable.

Simon Property Group Ownership Structure(1)
March 31, 2006

(1)          Schedule excludes preferred stock (see “Preferred Stock/Units Outstanding”) and units not convertible into common stock.

(2)          Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)          Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)          Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(5)          Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(6)          Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2005 through March 31, 2006

	Operating	Company
	Partnership	Common
	Units(1)	Shares(2)
Number Outstanding at December 31, 2005	58,522,624	220,361,581
Activity During the First Three Months of 2006:
Issuance of Stock for Stock Option Exercises	—	58,225
Conversion of Units into Common Stock	(16,800)	16,800
Conversion of Units into Cash	(32,349)	—
Conversion of Preferred Units into Units	19,967	—
Restricted Stock Awards (Stock Incentive Program), Net	—	426,750
Number Outstanding at March 31, 2006	58,493,442	220,863,356
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at March 31, 2006		220,863,356
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		10,867,628
Series C 7% Cumulative Convertible Preferred Units(3)		1,047,639
Series I 6% Convertible Perpetual Preferred Units(3)		3,277,353
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		973,102
Diluted Common Shares Outstanding at March 31, 2006(5)		237,029,078

(1)          Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)          Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 71).

(3)          Conversion terms provided on page 71 of this document.

(4)          Based upon the weighted average stock price for the quarter ended March 31, 2006.

(5)          For FFO purposes.

SIMON PROPERTY GROUP

Selected Financial and Equity Information

As of March 31, 2006

Unaudited

(In thousands, except as noted)

	As of or for the
	Three Months Ended
	March 31,
	2006	2005
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$787,649	$741,970
Net Income Available to Common Stockholders	$104,017	$57,067
Basic Earnings per Common Share	$0.47	$0.26
Diluted Earnings per Common Share	$0.47	$0.26
FFO of the Simon Portfolio	$358,857	$319,569
Diluted FFO of the Simon Portfolio	$373,051	$333,781
Basic FFO per Share	$1.29	$1.14
Diluted FFO per Share	$1.26	$1.12
Distributions per Share	$0.76	$0.70

	March 31,	December 31,
Stockholders’ Equity Information	2006	2005
Limited Partner Units Outstanding at End of Period	58,494	58,523
Common Shares Outstanding at End of Period	220,863	220,361
Total Common Shares and Units Outstanding at End of Period	279,357	278,884
Weighted Average Limited Partnership Units Outstanding	58,503	59,566
Weighted Average Common Shares Outstanding—Basic(1)	220,580	220,259
Weighted Average Common Shares Outstanding—Diluted(1)	236,717	236,321
Debt Information
Simon Group’s Share of Consolidated Debt	$13,946,977	$13,912,933
Simon Group’s Share of Joint Venture Debt	$3,306,031	$3,169,662
Market Capitalization
Common Stock Price at End of Period	$84.14	$76.63
Equity Market Capitalization(2)	$25,276,831	$23,070,738
Total Capitalization—Including Simon Group’s Share of Debt	$42,529,839	$40,153,333

	As of or for the
	Three Months Ended
	March 31,
	2006	2005
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$4,234	$3,394
Joint Venture Properties	$1,565	$915
Simon Group’s Share of Joint Venture Properties	$771	$442

(1)          For purposes of computing net income and FFO per share.

(2)          Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

On the next two pages, we present balance sheet and income statement data on a pro-rata basis reflecting the Company’s proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company’s Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended March 31, 2006

			The Company’s	The Company’s	Total
		Minority	Consolidated	Shares of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$488,088	$(8,317)	$479,771	$113,846	$593,617
Overage rent	16,059	(117)	15,942	5,715	21,657
Tenant reimbursements	221,035	(6,068)	214,967	51,859	266,826
Management fees and other revenues	20,169	—	20,169	—	20,169
Other income	42,298	(428)	41,870	14,840	56,710
Total revenue	787,649	(14,930)	772,719	186,260	958,979
EXPENSES:
Property operating	105,947	(3,032)	102,915	35,946	138,861
Depreciation and amortization	209,447	(2,148)	207,299	50,614	257,913
Real estate taxes	81,805	(4,608)	77,197	13,435	90,632
Repairs and maintenance	25,955	(639)	25,316	8,130	33,446
Advertising and promotion	17,402	(315)	17,087	3,012	20,099
(Recovery of) provision for credit losses	(6)	(134)	(140)	328	188
Home and regional office costs	30,336	—	30,336	—	30,336
General & administrative	4,493	—	4,493	—	4,493
Other	13,066	(459)	12,607	10,307	22,914
Total operating expenses	488,445	(11,335)	477,110	121,772	598,882
OPERATING INCOME	299,204	(3,595)	295,609	64,488	360,097
Interest expense	204,072	(2,670)	201,402	44,796	246,198
Income before minority interest	95,132	(925)	94,207	19,692	113,899
Minority interest	(925)	925	—	—	—
Income tax expense of taxable REIT subsidiaries	(1,639)	—	(1,639)	—	(1,639)
Income before unconsolidated entities	92,568	—	92,568	19,692	112,260
Income from unconsolidated entities	19,692	—	19,692	(19,692)	—
Gain on sales of interests in unconsolidated entities	34,350	—	34,350	—	34,350
Income from beneficial interests, net	10,231	—	10,231	—	10,231
Income from continuing operations	156,841	—	156,841	—	156,841
Results of operations from discontinued operations	191	—	191	—	191
(Loss) Gain on disposal or sale of discontinued operations, net	(28)	—	(28)	—	(28)
Income before allocation to limited partners	157,004	—	157,004	—	157,004
LESS:
Limited partners’ interest in the Operating Partnership	27,588	—	27,588	—	27,588
Preferred distributions of the Operating Partnership	6,826	—	6,826	—	6,826
NET INCOME	122,590	—	122,590	—	122,590
Preferred dividends	(18,573)	—	(18,573)	—	(18,573)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$104,017	$—	$104,017	$—	$104,017
RECONCILIATION OF NET INCOME TO FFO
Net Income			$122,590	$—	$122,590
Adjustments to Net Income to Arrive at FFO:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			34,414	—	34,414
Depreciation and amortization from consolidated properties, beneficial interests, and discontinued operations			213,542	—	213,542
Simon’s share of depreciation and amortization from unconsolidated entities			—	50,132	50,132
Income from unconsolidated entities			(19,692)	19,692	—
(Gain) loss on disposal or sale of discontinued operations, net and loss on sales of interests in unconsolidated entities, net			(34,322)	—	(34,322)
Minority interest portion of depreciation and amortization			(2,100)	—	(2,100)
Preferred distributions and dividends			(25,399)	—	(25,399)
FFO of the Simon Portfolio			$289,033	$69,824	$358,857
Percentage of FFO of the Simon Portfolio			80.54%	19.46%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of March 31, 2006

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
ASSETS:
Investment properties, at cost	$21,827,364	$(203,409)	$21,623,955	$5,311,087	$26,935,042
Less—accumulated depreciation	3,978,222	(61,378)	3,916,844	777,008	4,693,852
	17,849,142	(142,031)	17,707,111	4,534,079	22,241,190
Cash and cash equivalents	299,037	(10,117)	288,920	133,825	422,745
Tenant receivables and accrued revenue, net	323,107	(5,972)	317,135	81,870	399,005
Investment in unconsolidated entities, at equity	1,567,230	—	1,567,230	(1,567,230)	—
Deferred costs and other assets	978,451	(72,078)	906,373	136,237	1,042,610
Total assets	$21,016,967	$(230,198)	$20,786,769	$3,318,781	$24,105,550
LIABILITIES:
Mortgages and other indebtedness	$14,139,261	$(192,284)	$13,946,977	$3,306,031	$17,253,008
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,013,283	(12,465)	1,000,818	171,971	1,172,789
Cash distributions and losses in partnerships and joint ventures, at equity	205,983	—	205,983	(205,983)	—
Other liabilities, minority interest and accrued dividends	157,926	(25,449)	132,477	46,762	179,239
Total liabilities	15,516,453	(230,198)	15,286,255	3,318,781	18,605,036
LIMITED PARTNERS’ INTEREST IN THE OPERATING PARTNERSHIP	854,561	—	854,561	—	854,561
LIMITED PARTNERS’ PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	400,806	—	400,806	—	400,806
STOCKHOLDERS’ EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 25,635,772 issued and outstanding, with a liquidation value of $1,081,789	1,080,190	—	1,080,190	—	1,080,190
Common stock, $.0001 par value, 400,000,000 shares authorized, 225,240,261 issued and outstanding	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	4,963,224	—	4,963,224	—	4,963,224
Accumulated deficit	(1,614,664)	—	(1,614,664)	—	(1,614,664)
Accumulated other comprehensive income	10,835	—	10,835	—	10,835
Common stock held in treasury at cost, 4,388,905 shares	(194,461)	—	(194,461)	—	(194,461)
Total stockholders’ equity	4,245,147	—	4,245,147	—	4,245,147
	$21,016,967	$(230,198)	$20,786,769	$3,318,781	$24,105,550

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of March 31, 2006
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). We consider NOI to be a key measure of our operating performane that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

However, you should understand that NOI:

•       does not represent cash flow from operations as defined by GAAP,

•       should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•       is not an alternative to cash flows as a measure of liquidity, and

•       is not indicative of cash flows from operating, investing and financing activities.

The Reconciliation of Net Income toNOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to “Total NOI of the Simon Group Portfolio.” This schedule also provides the increase in NOI of regional malls that are comparable properties for the quarter ended March 31, 2006.

	For the Three Months Ended
	March 31,
	2006	2005
Reconciliation of NOI of consolidated Properties:
Net Income	$122,590	$75,464
Preferred distributions of the Operating Partnership	6,826	6,924
Limited partners’ interest in the Operating Partnership	27,588	15,663
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	(163)	(3,253)
Income tax expense of taxable REIT subsidiaries	1,639	4,686
Minority interest	925	3,307
Interest expense	204,072	195,204
Income from unconsolidated entities	(19,692)	(17,927)
(Gain) loss on sales of interests in unconsolidated entities	(34,350)	(10,473)
Income from beneficial interests, net	(10,231)	—
Operating Income	299,204	269,595
Depreciation and amortization	209,447	210,298
NOI of consolidated Properties	$508,651	$479,893
Reconciliation of NOI of unconsolidated entities:
Net Income	$81,786	$169,161
Discontinued operations—Results of operations and loss (gain) on disposal or sale, net	380	(98,332)
Interest expense	107,934	96,805
Income from unconsolidated entities	—	1,255
Gain on sale of asset	(94)	—
Operating Income	190,006	168,889
Depreciation and amortization	76,163	75,658
NOI of unconsolidated entities	$266,169	$244,547
Total consolidated and unconsolidated NOI from continuing operations	$774,820	$724,440
Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	258	10,386
Total NOI of the Simon Group Portfolio	$775,078	$734,826
Increase in NOI from prior period	5.5%	19.3%
Less: Joint venture partner’s share of NOI	156,877	147,216
Simon Group’s Share of NOI	$618,201	$587,610
Increase in Simon Group’s Share of NOI from prior period	5.2%	27.6%
NOI of Regional Malls that are Comparable Properties(1)	$604,580	$569,692
Increase in NOI of Regional Malls that are Comparable Properties(1)	6.1%

(1)              Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Three Months Ended March 31, 2006

U.S. Portfolio NOI by Geographic
Diversification(2)

NOI by Asset Type(3)

(1)	Based on Total NOI of the Simon Group portfolio.
(2)	U.S. regions:
	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA, FL and Puerto Rico	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR, WA and HI
(3)	International includes five Premium Outlet centers in Japan.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2006
(In thousands)

	For the Three Months Ended March 31,
	2006	2005
Consolidated Properties
Other Income
Interest Income	$6,197	$4,310
Lease Settlement Income	8,075	1,824
Gains on Land Sales	2,950	7,610
Simon Brand Ventures/Simon Business Network Revenues(1)	16,922	15,533
Other	8,154	6,284
Totals	$42,298	$35,561
Other Expense
Ground Rent	$7,696	$6,122
Professional Fees	1,564	2,490
Simon Brand Ventures/Simon Business Network Expenses	713	687
Other	3,093	1,527
Totals	$13,066	$10,826

(1)          Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of December 31, 2005

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Anchor	101,484,273	28,477,548	23.8%
Specialty Store	58,966,398	58,757,429	49.2%
Freestanding	4,313,060	2,150,871	1.8%
Subtotal	63,279,458	60,908,300	51.0%
Regional Mall Total	164,763,731	89,385,848	74.8%
Premium Outlet
Centers	13,058,353	13,058,353	10.9%
Community/Lifestyle Centers
Anchor	13,567,211	8,422,896	7.0%
Specialty Store	4,897,618	4,847,450	4.1%
Freestanding	930,507	441,827	0.4%
Community/Lifestyle
Centers Total	19,395,336	13,712,173	11.5%
Office Portion of Retail	1,767,898	1,767,898	1.5%
Other(1)	1,591,670	1,591,670	1.3%
Total U.S. Properties	200,576,988	119,515,942	100.0%

(1)          Other assets include 10 other properties that contribute 0.2% of Simon Group’s NOI.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information
As of March 31, 2006

	As of or for the Three Months Ended March 31,
	2006	2005
Total Number of Regional Malls	171	172
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	166.5	166.7
Occupancy(1)
Consolidated Assets	91.6%	91.3%
Unconsolidated Assets	91.7%	91.8%
Total Portfolio	91.6%	91.5%
Comparable sales per square foot(2)
Consolidated Assets	$448	$423
Unconsolidated Assets	$487	$467
Total Portfolio	$461	$437
Average rent per square foot(1)
Consolidated Assets	$34.44	$33.24
Unconsolidated Assets	$35.53	$35.13
Total Portfolio	$34.83	$33.90

Average Base Rent Per Square Foot(1)	Mall & Freestanding Stores	% Change
3/31/06	$34.83	2.7%
3/31/05	33.90
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%
12/31/01	29.28	3.4%

Leasing Activity During the Period(1):

	Average Base Rent(3)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2006 (YTD)	$45.45	$34.79	$10.66	30.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%
2001	34.88	29.10	5.78	19.9%

(1)          Includes mall and freestanding stores

(2)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)
As of March 31, 2006

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 3/31/06
Mall Stores & Freestanding
Month to Month Leases	908	2,421,009	$33.44
2006 (4/1-12/31)	1,024	1,910,778	$35.54
2007	2,637	6,329,956	$34.74
2008	2,095	5,550,963	$36.47
2009	1,857	5,316,826	$34.34
2010	1,894	5,470,600	$36.88
2011	1,556	4,827,414	$34.90
2012	1,211	4,108,102	$36.04
2013	1,137	3,653,456	$39.34
2014	1,215	3,640,459	$40.57
2015	1,214	4,034,275	$41.12
2016	770	2,868,479	$34.50
2017 and Thereafter	138	1,936,579	$23.45
Specialty Leasing Agreements w/ terms in excess of 12 months	1,103	2,827,674	$13.39
Anchor Tenants
Month to Month Leases	5	390,418	$3.54
2006 (4/1-12/31)	1	105,450	$6.60
2007	15	1,501,143	$2.27
2008	25	2,873,752	$3.78
2009	31	3,279,500	$3.40
2010	34	4,017,047	$2.78
2011	21	2,372,206	$3.82
2012	19	2,217,298	$4.59
2013	11	1,800,847	$6.35
2014	13	1,207,089	$7.58
2015	11	1,007,256	$6.82
2016	9	974,683	$6.78
2017 and Thereafter	40	4,638,334	$5.04

(1)          Does not consider the impact of options to renew that may be continued in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants
As of March 31, 2006

Top 10 In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Limited	517	3,320	1.7%	3.9%
Gap	330	3,542	1.8%	2.7%
Foot Locker	423	1,727	0.9%	2.1%
Zale Corporation	400	476	0.2%	1.6%
Luxottica Group S.P.A	509	887	0.4%	1.5%
Abercrombie & Fitch Co.	174	1,251	0.6%	1.5%
Sterling Jewelers, Inc.	203	293	0.1%	1.0%
Children’s Place Retail Stores	181	802	0.4%	1.0%
American Eagle Outfitters	130	718	0.4%	0.9%
Genesco, Inc.	321	410	0.2%	0.8%

Top 10 Anchors (sorted by percentage of total Simon Group square footage)(1)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Federated Department Stores	181	31,892	15.9%	0.7%
Sears Roebuck & Co.	128	19,599	9.8%	0.4%
J.C. Penney Co., Inc.	117	17,012	8.5%	0.9%
Dillard’s Dept. Stores	78	11,830	5.9%	0.1%
Nordstrom, Inc.	21	3,722	1.9%	0.0%
Saks Incorporated	20	2,300	1.1%	0.7%
Belk, Inc.	18	2,214	1.1%	0.1%
The Bon-Ton Stores, Inc.	21	2,058	1.0%	0.2%
Target Corporation	13	1,624	0.8%	0.0%
The Neiman Marcus Group, Inc.	8	1,053	0.5%	0.1%

(1) Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2006-2010

Property Name	Location	New Tenant	Former Tenant
Openings through March 31, 2006
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
Copley Place	Boston, MA	Barneys New York	Lowes Theatre
Openings Projected for the Remainder of 2006
College Mall	Bloomington, IN	Bed Bath & Beyond	Target (relocated)
Crossroads Mall	Omaha, NE	Target	Younkers
Fashion Valley Mall	San Diego, CA	Bloomingdale’s	Robinsons-May
Firewheel Town Center	Garland, TX	Ethan Allen	N/A
		Cost Plus World Market	N/A
Galleria, The	Houston, TX	Borders, Del Frisco,	Lord & Taylor
Kona Grill & Oceanaire
Lehigh Valley Mall	Whitehall, PA	Boscov’s	Strawbridge’s
Liberty Tree Mall	Danvers, MA	K&G Menswear	N/A
Mall at Chestnut Hill	Chestnut Hill, MA	Bloomingdale’s	Filene’s
Mall at The Source, The	Westbury, NY	Golf Galaxy	N/A
Mall of Georgia	Mill Creek, GA	Belk	Lord & Taylor
Melbourne Square	Melbourne, FL	Dick’s Sporting Goods	Belk
		Circuit City	Belk
Menlo Park Mall	Edison, NJ	Steve & Barry’s	N/A
Montgomery Mall	Montgomeryville, PA	Boscov’s	Strawbridge’s
Muncie Mall	Muncie, IN	Books-A-Million	N/A
Orange Park Mall	Jacksonville, FL	Dick’s Sporting Goods	N/A
Oxford Valley Mall	Langhorne, PA	Boscov’s	Strawbridge’s
Smith Haven Mall	Lake Grove, NY	Cheesecake Factory	Sterns
South Hills Village	Pittsburgh, PA	Boscov’s	Kaufmann’s
SouthPark	Charlotte, NC	Neiman Marcus	N/A
Town Center at Aurora	Aurora, CO	Dillard’s	Foley’s (relocated)
Town Center at Boca Raton	Boca Raton, FL	Grand Lux	N/A
Washington Square	Indianapolis, IN	Steve & Barry’s	N/A
Valle Vista Mall	Harlingen, TX	Steve & Barry’s	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2006-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2007
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy’s
Lake Square Mall	Leesburg, FL	Best Buy	N/A
Lehigh Valley Mall	Whitehall, PA	Barnes & Noble	N/A
Lenox Square	Atlanta, GA	Neiman Marcus expansion	N/A
and small shop addition
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Northgate Mall	Seattle, WA	Barnes & Noble	N/A
Smith Haven Mall	Lake Grove, NY	Barnes & Noble	Stern’s
		Dick’s Sporting Goods	Stern’s
		Macy’s Furniture	Stern’s
Square One Mall	Saugus, MA	Dick’s Sporting Goods	N/A
Openings Projected in 2008
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene’s
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy’s
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn’s
Openings Projected in 2009
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy’s
Openings Projected in 2010
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy’s

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding	Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,784	775,940
2.	University Mall	AR	Little Rock	100.0%		364,992	153,493	518,485
3.	Brea Mall	CA	Brea (Orange County)	100.0%		874,802	443,106	1,317,908
4.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	309,879	856,969
5.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	654,685	1,707,990
6.	Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		536,500	330,589	867,089
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,495	698,753
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Orange County)	100.0%		677,215	472,539	1,149,754
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	529,007 (6)	1,378,160
10.	Westminster Mall	CA	Westminster (Orange County)	100.0%		716,939	504,095	1,221,034
11.	Mesa Mall (1)	CO	Grand Junction	50.0%		441,208	443,083	884,291
12.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		496,637	404,498	901,135
13.	Crystal Mall	CT	Waterford (New London-Norwich)	74.6%		442,311	351,745	794,056
14.	Aventura Mall (1)	FL	Miami Beach	33.3%		1,257,638	662,723	1,920,361
15.	Avenues, The	FL	Jacksonville	25.0	%(2)	754,956	361,278	1,116,234
16.	Boynton Beach Mall	FL	Boynton Beach (W. Palm Beach)	100.0%		714,210	301,559	1,015,769
17.	Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		648,144	297,045	945,189
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	465,618	861,493
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,835	424,330
20.	Dadeland Mall	FL	N. Miami Beach	50.0%		1,132,072	335,343	1,467,415
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	254,896	690,363
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	296,815	1,039,482
23.	Florida Mall, The	FL	Orlando	50.0%		1,232,416	616,147	1,848,563
24.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	291,948	753,800
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,738	748,290
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	264,854	560,891
27.	Melbourne Square	FL	Melbourne	100.0%		371,167	259,007	630,174
28.	Miami International Mall	FL	South Miami	47.8%		778,784	294,009	1,072,793
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		528,551	388,799	917,350
30.	Paddock Mall	FL	Ocala	100.0%		387,378	166,824	554,202
31.	Palm Beach Mall	FL	West Palm Beach	100.0%		749,288	335,038	1,084,326
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0	%(3)	458,251	323,979	782,230
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(2)	768,798	368,692	1,137,490
34.	Shops at Sunset Place, The	FL	Miami	37.5	%(2)	0	506,793	506,793
35.	St. Johns Town Center	FL	Jacksonville	50.0%		653,291	379,212	1,032,503
36.	Town Center at Boca Raton	FL	Boca Raton (W. Palm Beach)	100.0%		1,085,312	482,724	1,568,036
37.	Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%		511,372	349,214	860,586
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		748,269	369,113	1,117,382
39.	University Mall	FL	Pensacola	100.0%		478,449	230,677	709,126
40.	Gwinnett Place	GA	Duluth (Atlanta)	50.0%		843,609	434,218	1,277,827
41.	Lenox Square	GA	Atlanta	100.0%		821,356	655,662	1,477,018
42.	Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,069,590	716,069	1,785,659
43.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,724	962,469

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding		Total
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	347,147		819,532
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		866,381	405,603		1,271,984
46.	Lindale Mall (1)	IA	Cedar Rapids	50.0%		305,563	388,225		693,788
47.	NorthPark Mall	IA	Davenport	50.0%		651,935	422,553		1,074,488
48.	Southern Hills Mall (1)	IA	Sioux City	50.0%		372,937	431,909		804,846
49.	SouthRidge Mall (1)	IA	Des Moines	50.0%		497,806	523,443		1,021,249
50.	Alton Square	IL	Alton (St. Louis)	100.0%		426,315	213,653		639,968
51.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	200,701		421,531
52.	Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6	%(3)	310,994	247,352		558,346
53.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,303		694,272
54.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	436,774		1,210,069
55.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		834,588	544,967	(6)	1,379,555
56.	SouthPark Mall	IL	Moline (Davenport - Moline)	50.0%		578,056	448,113		1,026,169
57.	White Oaks Mall	IL	Springfield	77.5%		556,831	379,903		936,734
58.	Castleton Square	IN	Indianapolis	100.0%		1,105,913	353,186		1,459,099
59.	Circle Centre	IN	Indianapolis	14.7%		350,000	432,627	(6)	782,627
60.	College Mall	IN	Bloomington	100.0%		356,887	261,186		618,073
61.	Eastland Mall	IN	Evansville	50.0%		489,144	375,407		864,551
62.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		249,721	433,586	(6)	683,307
63.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		909,928	413,342		1,323,270
64.	Lafayette Square	IN	Indianapolis	100.0%		937,223	269,514		1,206,737
65.	Markland Mall	IN	Kokomo	100.0%		273,094	141,558		414,652
66.	Muncie Mall	IN	Muncie	100.0%		435,756	205,901		641,657
67.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	322,565		860,355
68.	University Park Mall	IN	Mishawaka (South Bend)	60.0%		622,508	319,513		942,021
69.	Washington Square	IN	Indianapolis	100.0%		616,109	351,333		967,442
70.	Towne East Square	KS	Wichita	100.0%		779,490	389,868		1,169,358
71.	Towne West Square	KS	Wichita	100.0%		619,269	332,334		951,603
72.	West Ridge Mall	KS	Topeka	100.0%		716,811	300,814		1,017,625
73.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	176,139		820,263
74.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	310,424	(6)	501,819
75.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	206,666		206,666
76.	Auburn Mall	MA	Auburn (Boston)	49.1%		417,620	174,201		591,821
77.	Burlington Mall	MA	Burlington (Boston)	100.0%		836,236	423,356		1,259,592
78.	Cape Cod Mall	MA	Hyannis (Barnstable - Yarmouth)	49.1%		420,199	303,861		724,060
79.	Copley Place	MA	Boston	98.1%		104,332	1,117,617	(6)	1,221,949
80.	Emerald Square	MA	North Attleboro (Providence - Fall River)	49.1%		647,372	375,259		1,022,631
81.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,691	(6)	431,325
82.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	359,311		857,311
83.	Mall at Chestnut Hill	MA	Newton (Boston)	47.2%		297,253	181,000		478,253
84.	Northshore Mall	MA	Peabody (Boston)	49.1%		979,755	688,696		1,668,451
85.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,347		910,190
86.	South Shore Plaza	MA	Braintree (Boston)	100.0%		847,603	613,609		1,461,212
87.	Square One Mall	MA	Saugus (Boston)	49.1%		540,101	324,660		864,761
88.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		357,000	328,670		685,670
89.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	350,406		982,008
90.	Bangor Mall	ME	Bangor	66.4	%(5)	416,582	236,846		653,428

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding		Total
91.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,660		930,482
92.	Miller Hill Mall	MN	Duluth	100.0%		429,508	379,476		808,984
93.	Battlefield Mall	MO	Springfield	100.0%		770,111	420,632		1,190,743
94.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	524,644		1,023,928
95.	SouthPark	NC	Charlotte	100.0%		964,742	483,856		1,448,598
96.	Crossroads Mall	NE	Omaha	100.0%		522,119	232,609		754,728
97.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	382,031		1,020,142
98.	Mall of New Hampshire	NH	Manchester (Boston)	49.1%		444,889	363,264		808,153
99.	Pheasant Lane Mall	NH	Nashua (Boston)	(4)		675,759	313,524		989,283
100.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	302,303		769,929
101.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	363,796		979,924
102.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	757,618	(6)	1,285,209
103.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	274,952		891,395
104.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(5)	686,760	418,599		1,105,359
105.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	461,104		1,247,730
106.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	410,195		1,041,751
107.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,116		635,116
108.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	218,169		431,489
109.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	275,613		585,708
110.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(2)	210,798	515,064		725,862
111.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	333,035		916,746
112.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	779,854	(6)	2,210,279
113.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		666,283	413,494		1,079,777
114.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	292,011		1,034,225
115.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,597	(6)	827,990
116.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	389,884		1,269,184
117.	Lima Mall	OH	Lima	100.0%		541,861	204,090		745,951
118.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,714		1,016,965
119.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	383,492		1,195,350
120.	Summit Mall	OH	Akron	100.0%		432,936	330,321		763,257
121.	Upper Valley Mall	OH	Springfield (Dayton - Springfield)	100.0%		479,418	262,971		742,389
122.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	444,070		1,032,207
123.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	382,630		1,088,789
124.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	458,955	(6)	1,290,394
125.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	545,775		1,046,584
126.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(5)	1,545,812	1,064,666	(6)	2,610,478
127.	Lehigh Valley Mall	PA	Whitehall (Allentown - Bethlehem)	37.6	%(5)	564,353	484,229	(6)	1,048,582
128.	Montgomery Mall	PA	Montgomeryville (Philadelphia)	53.5	%(5)	684,855	435,258		1,120,113
129.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2	%(5)	762,558	557,635	(6)	1,320,193
130.	Ross Park Mall	PA	Pittsburgh	100.0%		827,015	406,451		1,233,466

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding		Total
131.	South Hills Village	PA	Pittsburgh	100.0%		655,987	486,470		1,142,457
132.	Springfield Mall (1)	PA	Springfield (Philadelphia)	38.0	%(5)	367,176	221,484		588,660
133.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	609,305	(6)	1,114,101
134.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	230,355		634,749
135.	Haywood Mall	SC	Greenville	100.0%		902,400	327,815		1,230,215
136.	Empire Mall (1)	SD	Sioux Falls	50.0%		497,341	547,997		1,045,338
137.	Rushmore Mall (1)	SD	Rapid City	50.0%		470,660	359,843		830,503
138.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,007		981,035
139.	Oak Court Mall	TN	Memphis	100.0%		532,817	315,009	(6)	847,826
140.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	226,091		917,321
141.	West Town Mall	TN	Knoxville	50.0%		878,311	450,632		1,328,943
142.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,813		1,267,461
143.	Barton Creek Square	TX	Austin	100.0%		922,266	508,066		1,430,332
144.	Broadway Square	TX	Tyler	100.0%		427,730	200,543		628,273
145.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	445,168		1,238,884
146.	Firewheel Town Center	TX	Garland	100.0%		298,857	480,704		779,561
147.	Galleria, The	TX	Houston	31.5%		1,164,982	1,092,217		2,257,199
148.	Highland Mall (1)	TX	Austin	50.0%		732,000	359,751		1,091,751
149.	Ingram Park Mall	TX	San Antonio	100.0%		751,704	378,190		1,129,894
150.	Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		637,415	406,578		1,043,993
151.	La Plaza Mall	TX	McAllen	100.0%		776,397	426,856		1,203,253
152.	Lakeline Mall	TX	Austin	100.0%		745,179	357,476		1,102,655
153.	Longview Mall	TX	Longview	100.0%		402,843	209,943		612,786
154.	Midland Park Mall	TX	Midland	100.0%		339,113	278,861		617,974
155.	North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,194,589	465,749		1,660,338
156.	Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		460,055	284,498		744,553
157.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,984	286,140		883,124
158.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,290		918,127
159.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	265,737		655,518
160.	Trolley Square	UT	Salt Lake City	90.0%		0	225,057		225,057
161.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,508		442,519
162.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,657		571,810
163.	Chesapeake Square	VA	Chesapeake (Norfolk- VA Beach)	75.0	%(3)	534,760	272,132		806,892
164.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,098	(6)	989,827
165.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,839		505,917
166.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	281,608		788,247
167.	Columbia Center	WA	Kennewick	100.0%		408,052	332,305		740,357
168.	Northgate Mall	WA	Seattle	100.0%		688,391	295,247		983,638
169.	Tacoma Mall	WA	Tacoma	100.0%		924,045	406,607		1,330,652
170.	Bay Park Square	WI	Green Bay	100.0%		447,508	268,196		715,704
171.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	173,467		500,727
	Total Regional Mall GLA					101,484,273	65,047,356		166,531,629

FOOTNOTES:

(1)                This Property is managed by a third party.

(2)                The Operating Partnership’s direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)                The Operating Partnership receives substantially all the economic benefit of the Property due to a preference, advance, or other partnership arrangement.

(4)                The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(5)                The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments or an affiliate of Kravco Simon Investments.

(6)                Mall & Freestanding GLA includes office space as follows:

Arsenal Mall—105,807 sq. ft.
Century III Mall—35,909 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—846,476 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Firewheel Town Center—2,353 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—13,696 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—50,615 sq. ft.
Oak Court Mall—126,228 sq. ft.
Oxford Valley Mall—108,794 sq. ft.
Plaza Carolina—28,104 sq. ft.
River Oaks Center—118,311 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of March 31, 2006

	As of or for the
	Three Months Ended
	March 31,
	2006		2005
Total Number of U.S. Premium Outlet Centers	34	(3)	30
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	13.1		115
Occupancy(1)	99.3%		99.0%
Comparable sales per square foot(1)	$444		$423
Average base rent per square foot(1)	$23.85		$22.95

Average Base Rent Per Square Foot(1)	Total Center	% Change
3/31/06	$23.85	3.9%
3/31/05	22.95
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2006 (YTD)	$32.37	$23.99	$8.38	34.9%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

(3)          Las Vegas Outlet Center was reclassed from Other to Premium Outlet Centers on January 1, 2006.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of March 31, 2006

			Weighted
			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 3/31/06
2006 (4/1-12/31)	201	642,441	$20.87
2007	402	1,492,163	$21.50
2008	429	1,742,587	$23.76
2009	403	1,687,362	$22.11
2010	520	2,289,663	$23.39
2011	320	1,422,837	$21.56
2012	201	845,433	$26.29
2013	212	920,795	$24.82
2014	189	604,696	$29.72
2015	197	663,211	$30.68
2016 and Thereafter	160	604,695	$27.28

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of March 31, 2006

(Sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Phillips—Van Heusen Corporation	158	751	0.4%	0.7%
Jones Retail Corporation	143	488	0.2%	0.5%
Adidas Promotional Retail Operations, Inc.	50	406	0.2%	0.4%
The Gap, Inc.	60	543	0.3%	0.3%
The William Carter Company, Inc.	62	304	0.2%	0.3%
Nike Retail Services, Inc.	37	379	0.2%	0.3%
Brown Group Retail, Inc.	63	270	0.1%	0.3%
LCI Holdings, Inc.	54	390	0.2%	0.3%
VF Outlet	56	353	0.2%	0.2%
Tommy Hilfiger Retail Operations, Inc.	36	224	0.1%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

					Total
					Gross
				Legal	Leasable
	Property Name	State	City (Metropolitan area)	Ownership	Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	454,070
2.	Carlsbad Premium Outlets	CA	Carlsbad	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs-Los Angeles)	100.0%	498,516
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,351
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,295
6.	Napa Premium Outlets	CA	Napa (Napa Valley)	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	444,212
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	272,351
10.	Orlando Premium Outlets	FL	Orlando	100.0%	435,813
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	329,003
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	371,117
16.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago)	100.0%	456,734
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
18.	Kittery Premium Outlets	ME	Kittery (Boston)	100.0%	150,564
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis/St. Paul)	100.0%	429,534
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh-Durham- Chapel Hill)	100.0%	439,398
22.	Liberty Village Premium Outlets	NJ	Flemington (New York-Philadelphia)	100.0%	173,045
23.	Jackson Premium Outlets	NJ	Jackson	100.0%	285,564
24.	Las Vegas Outlet Center(1)	NV	Las Vegas	100.0%	477,002
25.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
26.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,519
27.	Woodbury Common Premium Outlets	NY	Central Valley (New York City)	100.0%	844,463
28.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,181
29.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland-Vancouver)	100.0%	163,815
30.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,391
31.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	412,792
32.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington DC)	100.0%	463,288
33.	Seattle Premium Outlets	WA	Seattle	100.0%	381,154
34.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585
	Total U.S. Premium Outlet Centers GLA				13,058,353

(1)           Las Vegas Outlet Center was reclassed from Other to Premium Outlet Centers on January 1, 2006.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information
As of March 31, 2006

	As of or for the Three Months Ended March 31,
	2006	2005
Total Number of Community/Lifestyle Centers	71	71
Total Community/Lifestyle Center GLA (in millions of square feet)	19.4	18.8
Occupancy(1)
Consolidated Assets	87.6%	89.7%
Unconsolidated Assets	96.0%	95.8%
Total Portfolio	90.3%	91.6%
Comparable sales per square foot(1)
Consolidated Assets	$224	$220
Unconsolidated Assets	$200	$202
Total Portfolio	$216	$215
Average rent per square foot(1)
Consolidated Assets	$11.77	$11.51
Unconsolidated Assets	$10.89	$10.52
Total Portfolio	$11.47	$11.17

Average Base Rent Per Square Foot(1)

	Total Center	% Change
3/31/06	$11.47	2.7%
3/31/05	11.17
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%
12/31/01	9.83	5.0%

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2006 (YTD)	$19.06	$10.44	$8.62	82.6%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)
As of March 31, 2006

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/06
Mall Stores & Freestanding
Month to Month Leases	47	115,560	$13.78
2006 (4/1-12/31)	127	272,471	$16.19
2007	178	662,393	$13.77
2008	203	772,683	$14.08
2009	154	543,138	$14.24
2010	214	898,024	$16.72
2011	119	540,363	$15.13
2012	30	139,758	$16.87
2013	17	106,822	$13.81
2014	32	200,218	$18.06
2015	56	299,094	$19.26
2016	18	76,327	$22.52
2017 and Thereafter	8	79,833	$15.70
Specialty Leasing Agreements w/ terms in excess of 12 months	4	19,082	$3.72
Anchor Tenants
Month to Month Leases	4	99,492	$8.06
2006 (4/1-12/31)	6	200,443	$6.80
2007	13	415,611	$6.71
2008	16	415,757	$9.95
2009	24	806,459	$7.60
2010	23	729,883	$12.12
2011	16	683,473	$6.86
2012	8	350,244	$8.85
2013	14	450,381	$7.65
2014	11	438,088	$9.32
2015	17	591,300	$11.24
2016	16	602,692	$9.52
2017 and Thereafter	35	1,946,784	$9.57
Specialty Leasing Agreements w/ terms in excess of 12 months	3	70,930	$1.47

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants
As of March 31, 2006

(Sorted by percentage of total Simon Group square footage)(1)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Target Corporation	11	1,382	0.7%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.5%	0.0%
Kohl’s Department Stores, Inc.	10	913	0.5%	0.2%
Best Buy Company, Inc.	17	708	0.4%	0.3%
TJX Companies, Inc.	20	611	0.3%	0.2%
Burlington Coat Factory	7	496	0.2%	0.1%
Sears Roebuck & Co.	2	450	0.2%	0.1%
Bed Bath & Beyond, Inc.	11	327	0.2%	0.1%
Office Max, Inc.	12	316	0.2%	0.1%
Dick’s Sporting Goods, Inc.	5	311	0.2%	0.1%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(2)	252,179	82,834	335,013
2.	Gaitway Plaza	FL	Ocala	23.3	%(2)	123,027	85,713	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%		352,277	140,862	493,139
4.	Indian River Commons	FL	Vero Beach	50.0%		233,358	27,510	260,868
5.	Royal Eagle Plaza	FL	Coral Springs	35.0	%(2)	124,479	77,593	202,072
			(Miami-Ft. Lauderdale)
6.	Terrace at the Florida Mall	FL	Orlando	100.0%		281,252	47,531	328,783
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,443	951,687
8.	West Town Corners	FL	Altamonte Springs	23.3	%(2)	263,782	121,455	385,237
9.	Westland Park Plaza	FL	Orange Park	23.3	%(2)	123,548	39,606	163,154
10.	Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	100.0%		341,503	99,109	440,612
11.	Bloomingdale Court	IL	Bloomingdale	100.0%		467,513	162,836	630,349
12.	Countryside Plaza	IL	Countryside	100.0%		308,489	95,268	403,757
13.	Crystal Court	IL	Crystal Lake	35.0	%(2)	201,993	76,977	278,970
14.	Forest Plaza	IL	Rockford	100.0%		324,794	100,587	425,381
15.	Lake Plaza	IL	Waukegan	100.0%		170,789	44,673	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,856	109,396	371,252
17.	Lincoln Crossing	IL	O’Fallon	100.0%		229,820	13,446	243,266
18.	Matteson Plaza	IL	Matteson	100.0%		230,959	40,070	271,029
19.	North Ridge Plaza	IL	Joliet	100.0%		190,323	114,747	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
21.	Willow Knolls Court	IL	Peoria	35.0	%(2)	309,440	72,937	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		0	38,493	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	336,170	497,451
24.	Eastland Convenience Center	IN	Evansville	50.0%		126,699	48,940	175,639
25.	Greenwood Plus	IN	Greenwood	100.0%		134,141	15,146	149,287
26.	Griffith Park Plaza	IN	Griffith	100.0%		175,595	88,455	264,050
27.	Keystone Shoppes	IN	Indianapolis	100.0%		0	29,140	29,140
28.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,476	90,527
29.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
30.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
32.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
34.	University Center	IN	Mishawaka	60.0%		98,264	46,177	144,441
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(2)	414,593	130,173	544,766
36.	Wabash Village	IN	West Lafayette	100.0%		109,388	15,068	124,456
37.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		182,161	59,226	241,387
39.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,626	115,024
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		285,716	117,906	403,622
41.	Regency Plaza	MO	St. Charles	100.0%		210,627	76,846	287,473
42.	Ridgewood Court	MS	Jackson	35.0	%(2)	185,939	54,723	240,662
43.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,452	168,624
44.	MacGregor Village	NC	Cary	100.0%		0	143,741	143,741
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	123,214	166,461
46.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		44,518	104,393	148,911
47.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		407,303	51,316	458,619
48.	Cobblestone Court	NY	Victor	35.0	%(2)	206,680	58,819	265,499

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding	Total
49.	Boardman Plaza	OH	Youngstown	100.0%		365,834	240,417	606,251
50.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		142,229	21,875	164,104
51.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
52.	Northland Plaza	OH	Columbus	100.0%		118,304	91,230	209,534
53.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,623	186,074
54.	DeKalb Plaza	PA	King of Prussia	50.3	%(3)	81,368	20,345	101,713
55.	Great Northeast Plaza	PA	Philadelphia	50.0%		237,151	57,600	294,751
56.	Henderson Square	PA	King of Prussia	76.0	%(3)	72,683	34,661	107,344
57.	Lincoln Plaza	PA	King of Prussia	63.2	%(3)	143,649	123,582	267,231
58.	Whitehall Mall	PA	Whitehall	38.0	%(3)	436,216	148,173	584,389
59.	Charles Towne Square	SC	Charleston	100.0%		71,794	0	71,794
60.	Empire East(1)	SD	Sioux Falls	50.0%		248,181	48,580	296,761
61.	Knoxville Commons	TN	Knoxville	100.0%		91,483	88,980	180,463
62.	Arboretum at Great Hills	TX	Austin	100.0%		35,773	169,293	205,066
63.	Celina Plaza	TX	El Paso	100.0%		0	8,695	8,695
64.	Gateway Shopping Centers	TX	Austin	95.0%		396,494	115,825	512,319
65.	Ingram Plaza	TX	San Antonio	100.0%		0	111,518	111,518
66.	Lakeline Plaza	TX	Austin	100.0%		307,966	79,497	387,463
67.	Shops at North East Mall, The	TX	Hurst	100.0%		265,595	99,148	364,743
68.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		395,071	219,129	614,200
69.	Chesapeake Center	VA	Chesapeake	100.0%		213,651	92,284	305,935
70.	Fairfax Court	VA	Fairfax	26.3	%(2)	169,043	80,615	249,658
71.	Martinsville Plaza	VA	Martinsville	100.0%		60,000	42,105	102,105
	Total Community/Lifestyle Center GLA					13,567,211	5,828,125	19,395,336

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)             The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
International Operational Information(1)
As of March 31, 2006

	As of or for the
	Three Months Ended
	March 31,
	2006	2005
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	5
Total GLA (in millions of square feet)	1.4	1.3
Occupancy	100%	100%
Comparable sales per square foot	JPY 87,994	JPY 86,250
Average base rent per square foot	JPY 4,634	JPY 4,447
European Shopping Centers
Total Number of Shopping Centers	51	51
Total GLA (in millions of square feet)	11.1	10.9
Occupancy	97.2%	97.0%
Comparable sales per square foot	€379	€382
Average rent per square foot	€26.52	€25.27

(1)          Does not include Premium Outlets Punta Norte in Mexico.

SIMON PROPERTY GROUP
International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	50.0%		—	336,300	336,300
3.	Bel’Est	Bagnolet (Paris)	17.5%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	7.5%		102,300	104,500	206,800
	Subtotal France				385,400	912,700	1,298,100
	ITALY
	Ancona:
5.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
6.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
7.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
8.	Porto Sant’Elpidio	Porto Sant’Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
9.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
10.	Modugno(5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
11.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
12.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
13.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
14.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
15.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
16.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
17.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
18.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
19.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
20.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
21.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
22.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
23.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
24.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
	Olbia:
26.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
27.	Padova	Padova	49.0%		73,300	32,500	105,800

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	Palermo:
28.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
29.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
30.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
31.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
32.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
33.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
34.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
35.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
36.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
37.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
38.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
39.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
40.	Torino	Torino	49.0%		105,100	66,700	171,800
41.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
42.	Venezia–Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
43.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
44.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
	Subtotal Italy				3,427,400	3,419,800	6,847,200
	POLAND
45.	Arkadia Shopping Center	Warsaw	50.0%		202,100	902,200	1,104,300
46.	Borek Shopping Center	Wroclaw	50.0%		119,900	129,300	249,200
47.	Dabrowka Shopping Center	Katowice	50.0%		121,000	172,900	293,900
48.	Turzyn Shopping Center	Szczecin	50.0%		87,200	121,900	209,100
49.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600
50.	Zakopianka Shopping Center	Krakow	50.0%		120,200	425,400	545,600
	Subtotal Poland				743,100	1,967,600	2,710,700
	PORTUGAL
51.	Minho Center	Braga (Porto)	50.0	%(3)	120,000	101,600	221,600
					120,000	101,600	221,600
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	390,000	390,000
53.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	321,000	321,000
54.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	318,000	318,000
55.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	178,000	178,000
56.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000
	Subtotal Japan				—	1,394,000	1,394,000

			SPG	Gross Leasable Area(1)
			Effective	Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)	Anchor(4)	Freestanding	Total
	MEXICO
57.	Premium Outlets Punta Norte	Mexico City	50.0%	—	232,000	232,000
	Subtotal Mexico			—	232,000	232,000
	TOTAL INTERNATIONAL ASSETS			4,675,900	8,027,700	12,703,600

FOOTNOTES:

(1)             All gross leasable area listed in square feet.

(2)             This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the Economics of the portion of the property subject to the leasehold.

(3)             This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)             Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)             We own our interest in the assets in France, Portugal and Poland through our shareholdings in Simon Ivanhoe BV/SARL. Our interest in the Italian assets is owned through Galleria Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio
For the Three Months Ended March 31, 2006
(In thousands)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group’s Share
New development projects(1)	$66,840	$43,106	$20,594
Redevelopment projects with incremental
GLA and/or Anchor Replacement	19,197	18,260	6,947
Renovations with no incremental GLA	4,447	80	—
Tenant allowances:
Retail	13,034	10,091	3,499
Office portion of retail	436	—	—
Operational capital expenditures at properties:
CAM expenditures(2)	5,045	2,099	905
Non-CAM expenditures	1,560	2,275	979
Totals	$110,559	$75,911	$32,924
Plus (Less): Conversion from accrual to cash basis	25,734	1,364
Capital expenditures(3)	$136,293	$77,275

(1)          Includes $9.3 million relating to Simon’s new headquarters.

(2)          Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)          Agrees with the line item “Capital expenditures” on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2006

									Construction-in-Progress
										Unconsolidated Entities
Property/Location	Project Description	The Company’s Ownership Percentage	Projected Opening		Projected Gross Cost (1) (in millions)	Projected Net Cost (in millions)	The Company’s Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company’s Share
New Development Projects:
Coconut Point	1.2 million square foot open-air shopping complex with a	50%	4/06		$ 281	$ 213	$ 107	10%	—	$ 131.0	$ 65.5
Estero/Bonita Springs, FL	village component anchored by Dillard’s, Muvico Theatres,		(Comm Ctr)
	and Barnes & Noble and a community center component		11/06
	anchored by Bed Bath & Beyond, Best Buy, Cost Plus		(All other)
	World Market, DSW, Office Max, Old Navy, Party City,
	PetsMart, Pier One Imports, Ross Dress for Less, Sports
	Authority, T.J. Maxx, Ulta Cosmetics
Domain, The	700,000 square foot open-air town center anchored by	100%	3/07		$ 246	$ 195	$ 195	10%	$ 97.0	—	—
Austin, TX	Neiman Marcus and Macy’s and includes 75,000 sf of office
	space. Contains separate residential component.
Rio Grande Valley Premium Outlets	404,000 square foot upscale outlet center	100%	11/06		$ 68	$ 59	$ 59	13%	$ 23.5	—	—
Mercedes, TX
Round Rock Premium Outlets	433,000 square foot upscale outlet center with complimentary	100%	8/06		$ 126	$ 106	$ 106	13%	$ 65.2	—	—
Round Rock (Austin), TX	uses on adjacent outparcels
Shops at Arbor Walk, The	460,000 square foot community center anchored by Home	100%	3/07		$ 60	$ 52	$ 52	9%	$ 19.9	—	—
Austin, TX	Depot, Marshall’s, DSW, Golf Galaxy and JoAnn Fabrics
Village at SouthPark, The	Street-level retail project comprised of 48,000 square feet of	100%	11/06		$ 33	$ 26	$ 26	11%	$ 4.6	—	—
Charlotte, NC	small shops along with a 33,000 square foot Crate & Barrel.		(Crate & Barrel	)
	Contains separate residential component.		3/07 (Other retail	)
Significant Redevelopment Projects with Incremental GLA
Lenox Square	Neiman Marcus expansion; addition of second level of small	100%	10/07		$ 50	$ 44	$ 44	8%	$ 4.8	—	—
Atlanta, GA	shops and renovation of the atrium area
Northgate Mall	Addition of Barnes & Noble, Panera Bread, Macaroni Grill,	100%	6/07		$ 49	$ 44	$ 44	8%	$ 3.6	—	—
Seattle, WA	Starbucks and Gene Juarez Spa in a lifestyle component;
	creation of two outparcels
Smith Haven Mall	Mall renovation and addition of lifestyle component consisting	25%	11/06		$ 72	$ 65	$ 16	10%	—	$ 14.1	$ 3.5
Lake Grove (New York), NY	of Dick’s Sporting Goods, Barnes & Noble, Cheesecake		(Cheesecake)
	Factory and small shops; addition of Macy’s Furniture		6/07 (All other)
Other Redevelopment Projects with Incremental GLA
Edison Mall	Lifestyle addition and mall renovation	100%	6/06 (lifestyle)
Fort Myers, FL			1/07 (renovation)
Seattle Premium Outlets	Phase II expansion of upscale outlet center	100%	4/06
Tulalip, WA
	Subtotal Other Redevelopment Projects with Incremental GLA				$ 20	$ 18	$ 18	8%	$ 7.6	—		—

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2006

								Construction-in-Progress
		The				The			Unconsolidated Entities
		Company’s Ownership	Projected	Projected Gross Cost(1)	Projected Net Cost	Company’s Share of	Stabilized Rate of	Consolidated		The Company’s
Property/Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Renovations
Aventura Mall	Mall renovation	33%	1/07
Miami Beach, FL
Battlefield Mall	Mall renovation	100%	11/06
Springfield, MO
Orange Park Mall	Mall renovation and addition of	100%	10/06
Orange Park (Jacksonville), FL	Dick’s Sporting Goods
	Subtotal Renovations			$ 48	$ 46	$ 32	9%	$ 11.9	$ 4.3	$ 1.4
Anchor/Big Box/Theater Activity
Boynton Beach Mall	Addition of Muvico Theater	100%	9/07
Boynton Beach, FL
College Mall	Addition of Bed, Bath & Beyond	100%	11/06
Bloomington, IN
Crossroads Mall	Addition of Target	100%	7/06
Omaha, NE
Galleria, The	Addition of Borders, Del Frisco, Kona Grill,	32%	8/06
Houston, TX	Oceanaire and small shops in former
	Lord & Taylor space
Melbourne Square	Addition of Dick’s Sporting Goods and	100%	5/06
Melbourne, FL	Circuit City
SouthPark	Addition of Neiman Marcus and	100%	9/06
Charlotte, NC	small shops
Square One Mall	Addition of Dick’s Sporting Goods	49%	3/07
Saugus (Boston), MA
Town Center at Boca Raton	Addition of Grand Lux	100%	11/06
Boca Raton, FL
	Subtotal Anchor/Big Box/Theater Activity			$ 107	$ 101	$ 76	8%	$ 42.5	$ 19.7	$ 7.5
Other
Simon Corporate Headquarters								$ 39.2	—	—
Miscellaneous								$ 25.2	$ 43.3	$ 18.0
	Subtotal Other							$ 64.4	$ 43.3	$ 18.0
Total Construction in Progress(2)								$ 345.0	$ 212.4	$ 95.9
Land Held for Development								$ 124.7	$ 20.9	$ 10.5

*                      Cost and return are based upon current budget assumptions. Actual results may vary.

(1)                Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)                Does not include the Company’s international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of March 31, 2006

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/ Major Tenants	The Company’s Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	Fall 2007	€55
Cinisello—Milano, Italy (Milano)	400,000 square foot center anchored by a hypermarket with approximately 100 shops	Auchan	49.0%	Spring 2007	€127
Gliwice—Gliwice, Poland	400,000 square foot center anchored by a hypermarket and do-it-yourself center	Carrefour, Leroy Merlin	50.0%	Fall 2006	€25
Giugliano—Giugliano, Italy (Napoli)	800,000 square foot center anchored by a hypermarket, including a retail park	Auchan, Leroy Merlin, Decathlon, Conforma, Eldo, Euronics, Conbipel, Scarpe Scarpe	19.6%	6/06	€86
Nola—Nola, Italy (Napoli)	1.0 million square foot center including a hypermarket and department store	Auchan, Coin, Holiday Inn, Media World	22.1%	Summer 2007	€155
Porta di Roma—Roma, Italy	1.3 million square foot center including a hypermarket, department store and do-it-yourself centers	Auchan, Leroy Merlin, UGC Theatres, Ikea (opened 6/05), Media World, Decathlon	19.6%	Summer 2007	€224
Wasquehal—Wasquehal, France (Lille)	200,000 square foot expansion of existing Carrefour anchored hypermarket (1)	Carrefour	50.0%	Fall 2006	€18
Yeoju Premium Outlets—Yeoju, South Korea	253,000 square foot upscale outlet center		50.0%	Spring 2007	KRW 78,181
Redevelopment Projects with Incremental GLA:
Toki Premium Outlets—Nagoya, Japan	53,000 square foot phase II expansion of upscale outlet center	Wacoal, Neostyle Keiji Itakura, Vans, Quicksilver, LAUNDRY, Billabong, Champion, Clark, Harrods, Issey Miyake, Kookai, Labrador Retriever, Paule KA	40.0%	11/06	JPY 1,770
Other projects (1 leasehold development, 1 leasehold extension)					€1

*                      Cost is based upon current budget assumptions. Actual results may vary.

(1)              Owner of existing gallery did not elect to participate in the expansion. Simon Ivanhoe BV/SARL (“Simon Ivanhoe”), the Company’s joint venture which owns shopping centers in France and Poland, will fund 100% of the costs of the expansion, which is a new development for Simon Ivanhoe.

SIMON PROPERTY GROUP
The Company’s Share of Total Debt Amortization and Maturities by Year
As of March 31, 2006
(In thousands)

	The Company’s	The Company’s	The Company’s
	Share of	Share of	Share of
	Secured	Unsecured	Unconsolidated	The Company’s
	Consolidated	Consolidated	Joint Venture	Share of Total
Year	Debt	Debt	Debt	Debt
2006	105,278	250,000	392,817	748,095
2007	618,867	1,055,000	205,198	1,879,065
2008	580,399	350,000	311,894	1,242,293
2009	741,112	900,000	189,476	1,830,588
2010	704,750	1,100,000	620,686	2,425,436
2011	440,015	2,817,288	460,389	3,717,692
2012	359,233	450,000	217,299	1,026,532
2013	199,751	425,000	244,419	869,170
2014	399,254	700,000	174,174	1,273,428
2015	1,697	1,200,000	431,916	1,633,613
2016	1,686	250,000	58,737	310,423
Thereafter	23,832	200,000	250	224,082
Face Amounts of Indebtedness	$4,175,874	$9,697,288	$3,307,255	$17,180,417
Premiums (Discounts) on Indebtedness, Net	47,776	40,743	(1,224)	87,295
Fair Value of Interest Rate Swaps Agreements	—	(14,704)	—	(14,704)
The Company’s Share of Total Indebtedness	$4,223,650	$9,723,327	$3,306,031	$17,253,008

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant(1)	Required	Actual		Compliance
Total Debt to Total Assets	<65%	46.3%		Yes
Total Secured Debt to Total Assets	<50%	20.2%		Yes
Fixed Charge Coverage Ratio	>1.50X	2.6	X	Yes
Total Unencumbered Assets to Unsecured Debt	>125%	228%		Yes

(1)          Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company’s senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2006
(In thousands)

		The Company’s	Weighted	Weighted
	Total	Share of	Average	Average Years
	Indebtedness	Indebtedness	Interest Rate	to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,006,290	$3,826,181	6.47%	4.6
Floating Rate Debt (Hedged)(1)	97,074	97,074	5.73%	3.1
Floating Rate Debt	262,807	252,619	5.52%	3.3
Total Mortgage Debt	4,366,171	4,175,874	6.39%	4.4
Unsecured Debt
Fixed Rate	7,430,000	7,430,000	6.03%	5.5
Floating Rate Debt	300,000	300,000	5.14%	2.8
	7,730,000	7,730,000	5.77%	5.4
Revolving Corporate Credit Facility	1,694,000	1,694,000	5.20%	4.8
Revolving Credit Facility—Yen Currency	14,855	14,855	0.45%	4.8
Revolving Credit Facility—Euro Currency	258,433	258,433	3.03%	4.8
	1,967,288	1,967,288	4.88%	4.8
Total Unsecured Debt	9,697,288	9,697,288	5.77%	5.3
Premium	114,087	112,075
Discount	(23,581)	(23,556)
Fair Value Interest Rate Swaps	(14,704)	(14,704)
Consolidated Mortgages and Other Indebtedness(2)	$14,139,261	$13,946,977	5.95%	5.0
Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$6,942,709	$2,953,941	6.00%	5.5
Floating Rate Debt (Hedged)(1)	471,207	217,440	5.34%	1.3
Floating Rate Debt	241,219	113,092	4.76%	2.7
Total Mortgage Debt	7,655,135	3,284,473	5.90%	5.2
Unsecured Floating Rate Debt	46,494	22,782	3.30%	2.7
Total Unsecured Debt	46,494	22,782	3.30%	2.7
Premium	462	231
Discount	(2,962)	(1,455)
Joint Venture Mortgages and Other Indebtedness	$7,699,129	$3,306,031	5.90%	5.2

The Company’s Share of Total Indebtedness		$17,253,008	5.92%	5.1
Summary of Fixed and Variable Rate Debt
Consolidated
Fixed	52.78%	11,344,700	6.18%	5.1
Variable	11.96%	2,602,277	5.00%	4.5
	64.74%	13,946,977	5.95%	5.0
Joint Venture
Fixed	31.78%	2,952,717	6.00%	5.5
Variable	3.48%	353,314	5.12%	2.0
	35.26%	$3,306,031	5.90%	5.2
Total Debt	100.00%	17,253,008

Total Fixed Debt	84.56%	14,297,417	6.08%	5.2

Total Variable Debt	15.44%	2,955,591	5.01%	4.2

(1)    These debt obligations are hedged by interest rate cap agreements.

(2)    Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2006
(In thousands)

								The
					Interest			Company’s
		Maturity		Interest	Rate	Secured or	Total	Share of
Property Name		Date		Rate(1)	Type	Unsecured	Indebtedness	Indebtedness
Consolidated Indebtedness:
Gulf View Square		10/01/06		8.25%	Fixed	Secured	32,226	32,226
Paddock Mall		10/01/06		8.25%	Fixed	Secured	25,630	25,630
Simon Property Group, LP (Sr. Notes)		11/15/06		6.88%	Fixed	Unsecured	250,000	250,000
Cielo Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	48,430	48,430
Cielo Vista Mall—3	(4)	05/01/07		6.76%	Fixed	Secured	35,249	35,249
Lakeline Mall		05/01/07		7.65%	Fixed	Secured	65,964	65,964
McCain Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	22,613	22,613
McCain Mall—2	(4)	05/01/07		6.76%	Fixed	Secured	16,270	16,270
Valle Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	29,951	29,951
Valle Vista Mall—2	(4)	05/01/07		6.81%	Fixed	Secured	7,237	7,237
Wolfchase Galleria		06/30/07		7.80%	Fixed	Secured	71,729	67,781
Fashion Mall at Keystone		07/31/07		7.85%	Fixed	Secured	58,331	58,331
Copley Place		08/01/07		7.44%	Fixed	Secured	173,696	170,477
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured	180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured	57,360	34,416
CPG Partners, LP (Sr. Notes)		10/21/07		7.25%	Fixed	Unsecured	125,000	125,000
Simon Property Group, LP (Sr. Notes)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured	22,582	14,983
White Oaks Mall	(2)	02/25/08		5.93%	Variable	Secured	48,563	41,125
Gateway Shopping Center	(2)	03/31/08		5.78%	Variable	Secured	86,000	83,250
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured	65,342	65,342
Kittery Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured	10,818	10,818
Lighthouse Place Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured	45,088	45,088
Waterloo Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured	36,314	36,314
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(12)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	31,843	31,843
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	33,813	33,813
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	10,863	10,863
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	28,320	28,320
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	56,126	56,126
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	45,509	45,509
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	22,648	22,648
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	82,582	78,013
Simon Property Group, LP (Sr. Notes)		01/30/09	(17)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	69,073	65,271
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	96,371	96,371
Plaza Carolina—Variable Capped	(2)	05/09/09		5.73%	Variable	Secured	97,074	97,074

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2006
(In thousands)

								The
				Interest				Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Plaza Carolina—Variable Floating	(2)	05/09/09	5.73%	Variable	Secured		58,244	58,244
Simon Property Group, LP (Sr. Notes)		07/15/09	7.00%	Fixed	Unsecured		150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09	8.63%	Fixed	Unsecured		50,000	50,000
Bloomingdale Court	(9)	11/01/09	7.78%	Fixed	Secured		27,848	27,848
Forest Plaza	(9)	11/01/09	7.78%	Fixed	Secured		15,274	15,274
Lake View Plaza	(9)	11/01/09	7.78%	Fixed	Secured		20,304	20,304
Lakeline Plaza	(9)	11/01/09	7.78%	Fixed	Secured		22,261	22,261
Lincoln Crossing	(9)	11/01/09	7.78%	Fixed	Secured		3,073	3,073
Matteson Plaza	(9)	11/01/09	7.78%	Fixed	Secured		8,941	8,941
Muncie Plaza	(9)	11/01/09	7.78%	Fixed	Secured		7,731	7,731
Regency Plaza	(9)	11/01/09	7.78%	Fixed	Secured		4,191	4,191
St. Charles Towne Plaza	(9)	11/01/09	7.78%	Fixed	Secured		26,823	26,823
West Ridge Plaza	(9)	11/01/09	7.78%	Fixed	Secured		5,403	5,403
White Oaks Plaza	(9)	11/01/09	7.78%	Fixed	Secured		16,486	16,486
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured		400,000	400,000
Trolley Square		08/01/10	9.03%	Fixed	Secured		28,602	25,742
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		86,615	84,207
Crystal River		11/11/10	7.63%	Fixed	Secured		15,481	15,481
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		547,930	547,930
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		52,336	41,869
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		81,672	51,584
Revolving Credit Facility-USD	(2)	01/11/11	5.20%	Variable	Unsecured		1,694,000	1,694,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	0.45%	Variable	Unsecured	(18)	14,855	14,855
Revolving Credit Facility—Euro Currency	(2)	01/11/11	3.03%	Variable	Unsecured	(19)	258,433	258,433
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		15,212	11,557
Ingram Park Mall	(8)	08/11/11	6.99%	Fixed	Secured		80,274	80,274
Knoxville Center	(8)	08/11/11	6.99%	Fixed	Secured		60,788	60,788
Northlake Mall	(8)	08/11/11	6.99%	Fixed	Secured		70,127	70,127
Towne West Square	(8)	08/11/11	6.99%	Fixed	Secured		52,546	52,546
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		128,150	128,150
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		28,933	28,933
Century III Mall	(6)	10/10/12	6.20%	Fixed	Secured		85,404	85,404
Crossroads Mall		10/10/12	6.20%	Fixed	Secured		42,893	42,893
Forest Mall	(7)	10/10/12	6.20%	Fixed	Secured		17,177	17,177

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2006
(In thousands)

Property Name	Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company’s Share of Indebtedness
Highland Lakes Center	(6)	10/10/12	6.20%	Fixed	Secured	15,833	15,833
Longview Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,146	32,146
Markland Mall	(7)	10/10/12	6.20%	Fixed	Secured	22,743	22,743
Midland Park Mall	(7)	10/10/12	6.20%	Fixed	Secured	33,202	33,202
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	53,113	53,113
Richmond Towne Square	(7)	10/10/12	6.20%	Fixed	Secured	46,636	46,636
Las Vegas Outlet Center		12/10/12	8.12%	Fixed	Secured	19,242	19,242
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(11)	03/10/13	9.10%	Fixed	Secured	2,775	2,775
The Factory Shoppes at Branson Meadows	(11)	03/10/13	9.10%	Fixed	Secured	9,489	9,489
MacGregor Village	(11)	03/10/13	9.10%	Fixed	Secured	6,833	6,833
Factory Stores of America—Georgetown	(11)	03/10/13	9.10%	Fixed	Secured	6,577	6,577
Factory Stores of America—Graceville	(11)	03/10/13	9.10%	Fixed	Secured	1,954	1,954
Dare Centre	(11)	03/10/13	9.10%	Fixed	Secured	1,699	1,699
Factory Stores of America—Lebanon	(11)	03/10/13	9.10%	Fixed	Secured	1,642	1,642
Factory Stores of America—Nebraska City	(11)	03/10/13	9.10%	Fixed	Secured	1,542	1,542
North Ridge Shopping Center	(11)	03/10/13	9.10%	Fixed	Secured	8,345	8,345
Factory Stores of America—Story City	(11)	03/10/13	9.10%	Fixed	Secured	1,907	1,907
Carolina Premium Outlets—Smithfield	(11)	03/10/13	9.10%	Fixed	Secured	20,403	20,403
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	57,637	57,637
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	98,992	98,992
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	30,831	9,743
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	93,559	50,026
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	73,000	54,750
Brunswick Square		08/11/14	5.65%	Fixed	Secured	86,000	86,000
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,381	1,702
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,455	1,455
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2006
(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		35,842	35,842
Total Consolidated Indebtedness at Face Value							14,063,459	13,873,162
Premium on Fixed-Rate Indebtedness							114,087	112,075
Discount on Fixed-Rate Indebtedness							(23,581)	(23,556)
Fair Value Interest Rate Swaps							(14,704)	(14,704)
Total Consolidated Indebtedness							14,139,261	13,946,977
Joint Venture Indebtedness
CMBS Loan—Fixed (encumbers 13 Properties)	(5)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(5)	05/15/06	5.24%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(5)	05/15/06	5.20%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,180	8,090
St. John’s Town Center Phase II		07/31/06	5.68%	Variable	Secured		8,700	4,350
Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		44,366	16,686
Greendale Mall		12/10/06	8.23%	Fixed	Secured		39,770	19,542
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		36,112	18,056
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		80,126	40,063
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		45,838	22,919
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		61,149	30,575
Galleria Commerciali Italia—Cinisello		06/20/07	3.22%	Variable	Secured	(14)	30,280	14,837
Coddingtown Mall		07/14/07	6.08%	Variable	Secured		10,500	10,500
Gotemba Premium Outlets—Variable		09/30/07	1.84%	Variable	Secured	(16)	19,952	7,981
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		94,202	23,144
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		97,316	47,819
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,056	3,959
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		160,714	80,357
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,360	5,075
Galleria Commerciali Italia—Facility C		12/22/08	3.30%	Variable	Unsecured	(14)	46,494	22,782
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	5.58%	Variable	Secured		93,307	34,990

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2006
(In thousands)

					Interest				The Company’s
		Maturity		Interest	Rate	Secured or		Total	Share of
Property Name		Date		Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Seminole Towne Center	(2)	06/30/09		5.48%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09		5.58%	Variable	Secured		40,000	17,000
Apple Blossom Mall		09/10/09		7.99%	Fixed	Secured		38,579	18,957
Auburn Mall		09/10/09		7.99%	Fixed	Secured		45,166	22,193
Toki Premium Outlets		10/30/09		0.83%	Variable	Secured	(16)	12,822	5,129
Mall at Chestnut Hill		02/02/10		8.45%	Fixed	Secured		14,316	6,760
Coconut Point	(2)	05/19/10		5.93%	Variable	Secured		81,882	40,941
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000	200,000
Mall of Georgia		07/01/10		7.09%	Fixed	Secured		193,998	96,999
Springfield Mall	(2)	12/01/10		5.93%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		256,491	128,246
Surprise Grand Vista		12/28/10	(20)	10.66%	Fixed	Secured		246,188	98,475
Domain Residential	(2)	03/03/11		5.98%	Variable	Secured		583	292
Atrium at Chestnut Hill		03/11/11		6.89%	Fixed	Secured		46,499	22,848
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		94,501	46,435
Highland Mall		07/11/11		6.83%	Fixed	Secured		67,526	33,763
Villabe A6—Bel’Est		08/01/11		3.65%	Fixed	Secured	(15)	11,129	5,564
Fashion Centre Pentagon Retail		09/11/11		6.63%	Fixed	Secured		158,539	67,379
Bay 1 (Torcy)		12/01/11		4.45%	Fixed	Secured	(15)	16,990	8,495
Zakopianka Shopping Center		12/01/11		6.82%	Fixed	Secured	(13)	14,040	7,020
Galleria Commerciali Italia—Facility A		12/22/11		3.87%	Fixed	Secured	(14)	289,373	141,793
Galleria Commerciali Italia—Facility B		12/22/11		3.97%	Fixed	Secured	(14)	301,787	147,876
Borek Shopping Center		02/01/12		6.19%	Fixed	Secured	(13)	15,409	7,704
Dadeland Mall		02/11/12		6.75%	Fixed	Secured		191,115	95,558
Square One		03/11/12		6.73%	Fixed	Secured		90,917	44,674
Crystal Mall		09/11/12		5.62%	Fixed	Secured		101,055	75,355
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		138,751	68,179
Avenues, The		04/01/13		5.29%	Fixed	Secured		76,561	19,140
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured		76,578	11,234
Bay 2 (Torcy)		06/01/13		3.85%	Fixed	Secured	(15)	63,379	31,689
Solomon Pond		08/01/13		3.97%	Fixed	Secured		114,000	56,017
Tosu Premium Outlets		08/24/13		2.62%	Fixed	Secured	(16)	12,045	4,818
Miami International Mall		10/01/13		5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured		35,000	17,198
Wilenska Station Shopping Center		11/01/13		4.60%	Fixed	Secured	(15)	36,694	18,347
Northshore Mall		03/11/14		5.03%	Fixed	Secured		210,000	103,189
Turzyn Shopping Center		06/01/14		6.56%	Fixed	Secured	(13)	22,490	11,245
Dabrowka Shopping Center		07/01/14		6.22%	Fixed	Secured	(13)	4,656	2,328
Gotemba Premium Outlets—Fixed		10/25/14		2.00%	Fixed	Secured	(16)	9,510	3,804
Rinku Premium Outlets		10/25/14		2.33%	Fixed	Secured	(16)	34,699	13,880

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2006
(In thousands)

							The
			Interest				Company’s
	Maturity	Interest	Rate	Secured or		Total	Share of
Property Name	Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Arkadia Shopping Center	11/01/14	4.80%	Fixed	Secured	(15)	123,536	61,768
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza	07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The	07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court	07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza	07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners	07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace Partners	10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1	12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2	12/01/15	5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		22,342	8,488
Sano Premium Outlets	05/31/16	2.43%	Fixed	Secured	(16)	42,377	16,951
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		170,729	21,085
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		11,832	1,461
Total Joint Venture Indebtedness at Face Value						7,701,629	3,307,255
Premium on JV Fixed-Rate Indebtedness						462	231
Discount on JV Fixed-Rate Indebtedness						(2,962)	(1,455)
Total Joint Venture Indebtedness						7,699,129	3,306,031
The Company’s Share of Total Indebtedness							17,253,008

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2006
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

         (1)    Variable rate debt interest rates are based on the following base rates as of March  31, 2006:  LIBOR at 4.83%; EURIBOR at 2.65%; and YEN LIBOR at .08%.

         (2)    Includes applicable extensions available at Company’s option.

         (3)    These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

         (4)    These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

         (5)    These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

         (6)    These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

         (7)    These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

         (8)    These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

         (9)    These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

    (10)    These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

    (11)    These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

    (12)    Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of March 31, 2006, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 5.14%.

    (13)    Amounts shown in USD Equivalent. Euro equivalent is 46.9 million.

    (14)    Amounts shown in USD Equivalent. Euro equivalent is 553.1 million. Associated with Facility A and B are interest rate swap agreements with a total combined 489.0 million euros notional amount that effectively fixes Facility A and B at 3.97%.

    (15)    Amounts shown in USD Equivalent. Euro equivalent is 208.5 million. Associated with these loans are interest rate swap agreements with a total combined 193.0 million euros notional amount that effectively fix these loans at a combined 5.29%.

    (16)    Amounts shown in USD Equivalent. Yen equivalent is 15,475.5 million.

    (17)    The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

    (18)    Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 1,746.4 million.

    (19)    Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 214.0 million.

    (20)    Property consist of three components: fixed loans at 9.80% and 15.00%, and a variable rate loan at LIBOR plus 500 basis points. The variable component has LIBOR capped at 7.50%, which effectively fixes the three components at a weighted average rate of 10.66%.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2006

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN

Property NameState	City	State
Independence Center	Independence	MO
SouthPark	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI

Property Name	City	State
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI

Property Name	City	State
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Cobblestone Court	Victor	NY
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN

Property Name	City	State
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Wolf Ranch Town Center	Georgetown	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2006
($ in 000’s, except per share amounts)

			Per Share	Aggregate
		Number of	Liquidation	Liquidation	Ticker
Issuer	Description	Shares/Units	Preference	Preference	Symbol
Preferred Stock:
Simon Property Group, Inc.	Series F 8.75% Cumulative Redeemable(1)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(2)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(3)	13,838,824	$50	$691,941	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(4)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(5)	1,384,374	$28	$38,762	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(6)	1,425,573	$30	$42,767	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(7)	4,173,378	$50	$208,669	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(8)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(9)	850,698	$100	$85,070	N/A

(1)    The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2006, was $25.32 per share.

(2)    The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2006 was $51.82 per share.

(3)    Each share is convertible into 0.7853 of a share of common stock as of March 31, 2006 during the quarter beginning on April 3, 2006 and ending on June 30, 2006. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The closing price for the preferred stock on March 31, 2006 was $69.48 per share.

(4)    Each share is redeemable on or after October 15, 2027. The closing price on March 31, 2006 was $64.50 per share.

(5)    Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(6)    Each unit is redeemable on or after August 27, 2009.

(7)    Each unit is convertible into 0.7853 of a share of common stock or common unit as of March 31, 2006 during the quarter beginning on April 3, 2006 and ending on June 30, 2006. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at Simon Group’s option.

(8)    Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(9)    Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.